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                                                                    Exhibit 24.4

                        ASPEN INSURANCE HOLDINGS LIMITED

                      POWER OF ATTORNEY FOR FORM S-8 FILING
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     KNOW ALL MEN by these presents, that Heidi Hutter does hereby make, constitute and appoint Christopher O'Kane and Julian Cusack, and each of them, as true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the registration statement on Form S-8 of Aspen Insurance Holdings Limited with the Securities and Exchange Commission, Washington, D.C. 20549 under the provisions of the Securities Act of 1933, including any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto and other documents required in connection therewith; such registration statement and each such amendment or document to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorneys-in-fact, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present to enable said company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed these presents this 12th day of March 2004.

                                                /s/ Heidi Hutter
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                                                Heidi Hutter
                                                Director